UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377 (Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Restructuring

On February 4, 2015, ITC Holdings Corp. (the “Company”) announced an internal management reorganization, effective immediately, to position the Company for continued operational excellence, growth and success, leverage the strength of the management team and ensure the Company has dedicated resources available to take advantage of development opportunities without detracting from the Company’s core operations.  The following people will now report directly to Joseph Welch, the Company’s President and Chief Executive Officer:

Name and Age	Former Title and Responsibilities and 5-year Biographical Information	New Title and Responsibilities
Linda Blair,* 45

Executive Vice President and Chief Business Officer Responsible for the Company’s regulated operating companies and essential business support functions, including regulatory strategy, federal and state legislative affairs, community and government affairs, human resources, marketing and communications since 2007.

Executive Vice President, Chief Business Unit Officer and President, ITC Michigan

Responsible for leading all aspects of the financial and operational performance of the Company’s four regulated operating companies; also serves as the business unit head and president of the ITCTransmission and METC operating companies.

Jon Jipping,* 48

Executive Vice President and Chief Operating Officer Responsible for the Company’s transmission system planning, system operations, engineering, supply chain, field construction and maintenance, information technology, facilities and security functions since 2007.

Executive Vice President and Chief Operating Officer

Responsible for the Company’s transmission system planning, system operations, engineering, supply chain, field construction and maintenance, and security functions.

Daniel Oginsky,* 41	Executive Vice President and General Counsel Responsible for the Company’s legal, corporate secretary, real estate, contract administration and corporate compliance functions since 2009.

Executive Vice President, U.S. Regulated Grid Development

Responsible for leading the Company’s growth and expansion through new investments in regulated electric transmission infrastructure across the United States.

Rejji Hayes,* 40

Senior Vice President, Chief Financial Officer and Treasurer and the Company’s principal accounting officer
Responsible for the Company’s accounting, internal audit, investor relations, treasury, financial planning and analysis, management reporting, and risk management and insurance functions, as well as merger/acquisition initiatives since 2014. From 2012, when he joined the Company, until 2014, he was the Company’s Vice President, Finance and Treasurer. From 2009 to 2012, he was Assistant Treasurer and Director, Corporate Finance and Financial Strategy at Exelon Corporation in Chicago, Illinois, where he was responsible for developing the company’s financial strategy, and planning, structuring and executing all debt and equity financings.

Senior Vice President, Chief Financial Officer and Treasurer and the Company’s principal accounting officer Responsible for the Company’s accounting, internal audit, investor relations, treasury, financial planning and analysis, management reporting, and risk management and insurance functions, as well as merger/acquisition initiatives.

Terry Harvill, 46

Vice President, ITC Grid Development

Responsible for the development and execution of the Company’s strategic plan related to transmission development. Specifically, since 2011 he has been responsible for the identification, investigation, and implementation of transmission development opportunities including new transmission projects, strategic business alliances, and acquisition opportunities. Previously, he served as Vice President of Energy Policy for the Company from 2009 to 2011.

Vice President, International and Merchant Development

Responsible for driving the Company’s growth and expansion internationally and domestically through merchant and other commercial development opportunities.

Ron Hinsley, 57

Vice President, Information Technology and Chief Information Officer

Responsible for the Company’s information technology activities and supporting its corporate applications since 2013 when he joined the Company. From 2010 to 2013, he managed all information services strategy and operations,

Vice President, Information Technology and Chief Information Officer Responsible for the Company’s information technology activities and supporting its corporate applications.

as well as leading the Nuclear Regulatory Commission cyber security protection compliance and IT governance functions, for Wolf Creek Nuclear Operating Corporation, the operators of the Wolf Creek Generating Station in Kansas. From 2005 to 2010 he served as Vice President and CIO for the Electric Reliability Council of Texas.

Christine Mason Soneral, 42

Vice President and General Counsel, Utility Operations Responsible for legal matters connected with the operations, capital projects, contract, regulatory, property and litigation issues of the Company’s independent transmission company subsidiaries since 2007.

Vice President and General Counsel Responsible for the Company’s legal, corporate secretary, real estate, contract administration and corporate compliance functions.
Nina Plaushin, 48	Vice President, Federal Affairs Responsible for representing the Company before Congress on legislative matters and working with key regulatory agencies since 2008 when she joined the Company.

Vice President, Regulatory and Federal Affairs

Responsible for the Company’s federal and regional regulatory functions as well as for representing the Company before Congress on legislative matters and working with key regulatory agencies.

Kevin Burke, 46

Vice President, Human Resources, and Chief Human Resources Officer

Responsible for the Company’s human resources function since 2013 when he joined the Company. From 2012 to 2013, he served as Vice President of Human Resources for Global Corporate Functions at Dow Corning Corporation, where he led Human Resources for all global functions including manufacturing, research and development, marketing and sales, and corporate functions. From 2009 to 2012, he served as Vice President of Human Resources for Hemlock Semiconductor, a subsidiary of Dow Corning.

Vice President, Human Resources and Chief Human Resources Officer Responsible for the Company’s human resources, marketing and communications functions, and corporate facitlities.

* No change in direct reporting structure.

Approval of 2015 Incentive Compensation Plan

On February 2, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the 2015 annual incentive plan goals for the Company’s executives, including the “Named Executive Officers” from the most recent proxy statement (“NEOs”).  The performance measures and weightings to be used in the 2015 plan are materially consistent with the measures used in the 2014 plan as previously disclosed, except that the “EBIT plus AFUDC” goal has been replaced with a goal based on adjusted net income, as the Committee and management believe a “EBIT plus AFUDC” goal would have inadvertently created a misaligned incentive to increase debt returns and tax rates that could result in higher customer rates.  The adjusted net income goal will exclude the effect of certain items, including, without limitation, changes in accounting standards or tax laws, the potential impact of certain outstanding litigation, the impact of asset impairment of certain projects underway and the effect of an accounting depreciation methodology election.  In addition, the 30 day period during which total shareholder return is to be calculated will move 15 days earlier so that it ends on December 31, which the Company believes better represents current market practice. Goals and payout weighting under the plan are as follows:

Category	Goal	Weight
Safety & Compliance 10% weight/20% Maximum Potential Payout	1 or fewer lost work day cases for Company employees and specified contractor employees to achieve 5%; 2 or fewer lost work day cases to achieve 2.5%	2.5%-5%

	7 or fewer recordable incidents for Company employees and specified contractor employees	5%

	Cyber Security and CIP (critical infrastructure protection): Implementation of the 2015 portion of the plan as approved by the Operations Committee of the Board of Directors	5%

	Physical Security: Implementation of the 2015 portion of the plan as approved by the Operation Committee of the Board of Directors	5%

System Performance 30% Weight/60% Maximum Potential Payout	ITCTransmission: 18 or fewer forced, sustained line outages, excluding the “external” cause classifications	5%

	METC: 33 or fewer forced, sustained line outages, excluding the “external” cause classifications	5%

	ITC Midwest: 73 or fewer forced, sustained line outages, excluding the “external” cause classifications, no more than 37 of which can cause end-use customer sustained outages	5%

	ITC Midwest: At least 63% of ITC Midwest-caused, unplanned, sustained outages (34.5 kV and above) that impact end-use customers are restored at the point of interconnection within 90 minutes	5%

	ITCTransmission: Complete the 15 high priority field operation and maintenance initiatives	5%

	METC: Complete the 13 high priority field operation and maintenance initiatives	5%

	ITC Midwest: Complete the 10 high priority field operation and maintenance initiatives	5%

	ITCTransmission, METC, ITC Midwest, and ITC Great Plains: Complete capital project plan on a combined basis	15%-25%

Financial 60% Weight/120% Maximum Potential Payout	ITCTransmission, METC, ITC Midwest, and ITC Great Plains: Non-field operation and maintenance expense at or under budget of $160 million	10%

	ITCTransmission, METC, ITC Midwest, and ITC Great Plains: Combined adjusted net income at or above $398 million to achieve 10%; at or above $378 million to achieve 5%	5%-10%

Total shareholder return relative to the total return of each of the companies that comprise the DJU Average index (based on percentile rank) pays between 20% and 100% for greater than 50th percentile performance

		0%-100%
	Total	200%

A summary of the 2015 annual incentive plan will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Compensation Changes for Chief Financial Officer

At its meeting on February 2, 2015, the Committee approved the following changes in compensation for Rejji Hayes, the Company’s Senior Vice President, Chief Financial Officer and Treasurer:

•                  An increase in base salary to $400,000 per year, and

•                  An increase in targeted annual equity award to 175% of salary.

In addition, the Compensation Committee approved a restricted stock grant to Mr. Hayes of 8,750 shares on the terms set forth in the Company’s previously disclosed form of Restricted Stock Award Agreement (May 2012), except that the award will become vested on the fifth anniversary of the grant date.  The revised form of Restricted Stock Award Agreement will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Approval of Discretionary Bonus

On February 3, 2015, the Board of Directors, with the recommendation of the Committee, approved payment of discretionary cash bonuses to Joseph Welch, the Company’s President and Chief Executive Officer and an NEO, in connection with the Kansas V-Plan project and Phase II of the KETA project being placed into service.  The estimated amount of the cash bonuses payable to the Mr. Welch is approximately $662,000. Mr. Welch’s discretionary bonuses will be paid on the same basis as the discretionary bonuses approved by the Committee for substantially all of the Company’s employees, including certain of its NEOs, disclosed in the Current Report on Form 8-K filed by the Company on January 28, 2015. Final bonus amounts for the NEOs, including Mr. Welch, will be disclosed in the Company’s 2016 annual meeting proxy statement.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Item 3.03  Material Modification to Rights of Security Holders.

At its regular meeting on February 3, 2015, the Board of Directors adopted the Fourth Amended and Restated Bylaws, amending the Company’s bylaws as currently in effect.  The changes are effective immediately.

The Fourth Amended and Restated Bylaws include a number of modifications made to eliminate redundancies and minor drafting errors, and to conform the bylaws to the Michigan Business Corporation Act (“MBCA”) as currently in effect by conforming certain language to language contained in the MBCA or deleting references duplicated in the MBCA.  The other material changes are summarized below.

•                  Section 3.03 was modified to eliminate the requirement that the Board of Directors approve the written instrument by which uncertificated shares are transferred.

•                  Section 4.11(a)(1) was modified, consistent with Section 4.11(a)(2), to eliminate an ambiguity and clarify that elections will not occur at a special meeting without board approval.

•                  Section 4.11(a)(2) now includes language acknowledging Section 403 of the MBCA, which permits a court to call a special meeting of shareholders under certain circumstances.

•                  Section 4.11(b)(1) was modified to make the notice requirements for other business applicable to special meetings, in addition to annual meetings.

•                  Section 4.11(b)(2) was modified to clarify that all requirements are subject to applicable law.

•                  Section 4.11(e)(5) changes the timing requirement for a notice relating to a special meeting called upon the request of shareholders so that the notice is due when the request for meeting is delivered, rather than during the specified 30-day period prior to the meeting.

•                  Section 5.01 was modified to increase the maximum size of the Board of Directors from 10 to 12 members (as before, subject to determination by the Board of Directors of the actual number of directors) and to require that all director nominees agree to comply with all Company policies and guidelines that are from time to time generally applicable to directors.

•                  Section 9.02 was modified to expand signature authority to a broader group of executives in the unlikely event that execution of an agreement has been approved by the Board of Directors without specifying who has authority to sign.

•                  Section 9.03 is a new provision that allows the president and any executive or senior vice president to act and to vote or give consent on behalf of the Company with respect to securities held by the Company, consistent with the Company’s current practice.

•                  Section 12.01, relating to amendments to the bylaws, was modified to eliminate the ambiguity caused by the reference to a meeting and thus clarify that, consistent with provisions in the MBCA, articles of incorporation and bylaws that permit the shareholders and the Board of Directors to take any action by consent in lieu of a meeting, the bylaws may be amended by consent in lieu of a meeting.

The above description of the modifications to the Fourth Amended and Restated Bylaws does not purport to be a complete statement of such modifications. Such description is qualified in its entirety by reference to the Fourth Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 8.01  Other Events.

On February 3, 2015, the Board of Directors declared a quarterly cash dividend of $0.1625 per common share, payable on March 16, 2015 to shareholders of record on March 2, 2015.

Item 9.01 Financial Statements and Exhibits.

Number	Description

3.2	Fourth Amended and Restated Bylaws of ITC Holdings Corp., dated February 3, 2015 (with changes marked)
99.1	Press release dated February 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2015

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Vice President and General Counsel